J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Index Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated February 15, 2013

to the Summary Prospectuses dated November 1, 2012

The Board of Trustees of JPMorgan Trust II has approved certain changes to the JPMorgan Market Expansion Index Fund (the “Fund”) in connection with a change in the Fund’s portfolio management. These changes, as set forth below, will become effective on April 30, 2013 (the “Effective Date”), except for the portfolio manager changes which will be effective February 28, 2013.

Name Change. On the Effective Date, the name of the JPMorgan Market Expansion Index Fund will change to JPMorgan Market Expansion Enhanced Index Fund.

Changes to the Fund’s 80% Policy and other Investment Strategy Changes. The Fund has a policy to hold 80% or more of the stocks in the S&P 1000 Index, which is a combination of the S&P SmallCap 600 Index and S&P MidCap 400 Index, in order to closely replicate the performance of the index. On the Effective Date, the Fund’s 80% policy will be revised so that under normal circumstances, the Fund will hold at least 80% of its assets in stocks in the S&P 1000 Index. As a result of this change and other clarifying changes, on the Effective Date, the first paragraph in the section “What are the Fund’s main investment strategies?” will be replaced with the following:

Under normal circumstances, the Fund will hold at least 80% of its Assets in stocks in the S&P 1000 Index1. The S&P 1000 Index is a market capitalization weighted combination of the S&P SmallCap 6001 and S&P MidCap 4001 Indexes. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests in stocks with market capitalizations similar to those that are included in the S&P 1000 Index. These securities trade on national exchanges, as well as over-the-counter as part of the National Market System. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 1000 Index are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. In addition, the Fund may modestly overweight or underweight the sectors and industries within the index. The Fund seeks returns that modestly exceed those of the S&P 1000 Index over the long term with a modest divergence to the benchmark.

1	“S&P 1000 Index,” “S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s 80% policy may be changed by approval of the Fund’s Board of Trustees without shareholder approval. The Fund must provide shareholders with at least 60 days’ prior notice to a change in such a policy. Existing shareholders will be notified of any future change in the 80% policy by a supplement to the Fund’s prospectuses.

Change to Index Investing Risk. On the Effective Date, the “Index Investing Risk” in the section “The Fund’s Main Investment Risks” is hereby deleted in its entirety and replaced with the following:

The Fund attempts to track the performance of the market capitalization weighted S&P 1000 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

SUP-SPRO-MEI-213

Management Team Change. On February 28, 2013, the portfolio manager information for the Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Dennis S. Ruhl	2013	Managing Director
Phillip D. Hart	2013	Executive Director

Effective immediately, the first paragraph of the summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE